The Royce Fund
Royce Technology Value Fund
Supplement to Prospectus dated May 1, 2005

        Jonathan Cohen is the portfolio manager of Royce Technology Value Fund and the principal of JHC Capital Management, LLC, the Fund's sub-investment adviser ("JHC Capital"). Founded by Mr. Cohen in April 2001, JHC Capital currently manages a private technology fund with net assets of approximately $38 million as of December 31, 2004. JHC Capital's offices are located at 8 Sound Shore Drive, Greenwich, CT 06830. Mr. Cohen also serves as the Chief Executive Officer of Technology Investment Capital Corp., a business development company with net assets of approximately $139 million as of December 31, 2004. Prior to forming JHC Capital, Mr. Cohen spent 14 years in technology-related equity research. He has run technology research groups covering software, hardware, telecom and semiconductor stocks at various firms, including Wit Soundview (Managing Director, Director of Research and Head of the Transaction Development Group, 1999-2001), Merrill Lynch (Managing Director, Head of Internet and PC Software Research, 1998-1999), UBS (Managing Director, Head of Technology Strategy and Head of Internet and PC Software Research, 1997-1998) and Smith Barney (Managing Director, Head of Special Situations Research, Manager of the Special Situations Recommended Portfolio, Head of PC Software and Internet Research, 1993-1997). Mr. Cohen is assisted by Dana Serman, who joined JHC Capital as an Assistant Portfolio Manager in 2003. Previously, he was an independent consultant (2001-2004) and an Analyst with Lazard Freres & Co., LLC (1999-2001).

July 7, 2005